Exhibit 99.2

SECURITY AGREEMENT
This SECURITY AGREEMENT (this “Agreement”) is made by and entered into as of February 28, 2018 (the “Effective Date”), by and between MoneyOnMobile, Inc., a Texas corporation (the “Grantor” or “Company”), in favor of Laird Cagan (the “Secured Party”).
RECITALS
A.    The Company and the Secured Party are parties to the Securities Exchange Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the “Exchange Agreement”) pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Exchange Agreement, to issue and sell to the Secured Party a 12% senior secured convertible promissory note in the principal amount of TWO MILLION FOUR HUNDRED EIGHTY THOUSAND, FIVE HUNDRED SEVENTY-THREE ($2,480,573) Dollars (as such note may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, the “Note” and together with the Exchange Agreement, and all other closing documents delivered in connection with the transactions contemplated therein, including this Agreement, the “Transaction Documents”).
B.    It is a condition precedent to the Secured Party purchasing the Note issued pursuant to the Exchange Agreement that the Grantor shall have executed and delivered to the Secured Party this Agreement providing for the grant to the Secured Party, to secure all of the Grantor’s obligations under the Transaction Documents, of a valid, enforceable, and perfected security interest in all assets of the Grantor, subject to the limitations set forth in the Note.
C.    The Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantor.
NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Party to perform under the Exchange Agreement, the Grantor agrees with the Secured Party, as follows:
Section 1.Definitions.
(a)Reference is hereby made to the Exchange Agreement and for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Exchange Agreement, the Note or in the Uniform Commercial Code (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of Texas on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Secured Party may otherwise determine.
(b)The Recitals to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth herein.
Section 2.Grant of Security Interest
. As collateral security for all of the Obligations (as defined herein), Grantor hereby pledges and assigns to the Secured Party, and grants to the Secured Party, a senior lien and continuing security interest, except that such lien and security interest shall be subject to the Hall MOM Liability (as defined below) and subject to the limitations set forth in the Note and in this Agreement, in the Collateral (as defined herein) to secure the payment and performance of all the Obligations.
(a)Collateral - General. The Company hereby grants to the Secured Party a lien and security interest in, except that such lien and security interest shall be subject to the Hall MOM Liability (as defined below), the Collateral and expressly including the profits interest. “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith and shall include, without limitation, the profits of the Company:
(i)All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, rigs, drilling equipment, towers, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company's businesses and all improvements thereto; and (B) all inventory, including all materials, work in process and finished goods;
(ii)All general intangibles, including, without limitation, all contract rights, choses in action, partnership interests, membership interests, stock or other securities, dividends and other rights under any of the Organizational

Exhibit 99.2

Documents (as defined below), licenses, distribution and other agreements, computer software (whether “off-the-shelf,” licensed from any third party or developed by the Company), computer software development rights, leases, franchises, licenses, permits, deposits, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property (as defined below), and all income tax, insurance and other refunds;
(iii)All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;
(iv)All documents, letter-of-credit rights, instruments and chattel paper;
(v)All commercial tort claims;
(vi)All deposit accounts and all cash (whether or not deposited in such deposit accounts);
(vii)All investment property;
(viii)All as-extracted collateral;
(ix)All supporting obligations;
(x)All files, records, books of account, business papers, and computer programs;
(xi)All accounts receivable and all proceeds received in connection therewith; and
(xii)the products and proceeds of all of the foregoing Collateral set forth in clauses (i) through and including (xi), above.
(b)Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the Code or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.
(c)“Organizational Documents” means, with respect to the Company or any subsidiary, the documents by which the entity was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the entity (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).
(d)“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals extensions of the foregoing, (vi) all licenses for any of the foregoing, (vii) all moral rights; (viii) all know-how; and (ix) all causes of action for infringement or misappropriation of, or breach of contract relating to the foregoing.
(e)“Hall MOM Liability” means the collective reference to the obligations, liabilities, encumbrances, judgement, liens and any other obligation incurred by the Company under the Settlement Agreement dated March 1, 2017 between the Company and HALL MOM, LLC, as described in the Company’s Current Report on Form 8-K filed March 15, 2017 and as amended on December 28, 2017 or otherwise.
Section 3.Security for Obligations
. The security interest granted pursuant to this Agreement and created hereby in the Collateral constitutes a continuing security interest and secures the payment and performance for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now or exiting or hereafter incurred, including the monetary obligations of the Company to the Secured Party arising under the Note (collectively, the “Obligations”):
(a)for so long as the Note is outstanding, (i) the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Exchange Agreement, this Agreement, the Note, and the other Transaction Documents, if any, and (ii) the payment by the Company, as and when due and payable of all obligations under the Transaction Documents, as applicable, including, without limitation, in both cases, (A) all principal of and interest on the Note (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of Grantor,

Exhibit 99.2

whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and
(b)for so long as the Note is outstanding, the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents.
Section 4.Representations and Warranties
. The Company hereby represents, warrants and covenants as follows:
(a)Power and Authority. The Company has full power and authority to enter into this Agreement, grant to the Secured Party a valid first senior secured priority security interest in the Collateral and perform all of its obligations under this Agreement, no further action by the Company being necessary. Except as set forth in the Company’s SEC filings, the execution, delivery and performance by the Company of this Agreement does not conflict with, or constitute a breach or default under, any judgment, indenture, loan agreement, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its property is bound.
(b)Title to Collateral. Except as set forth in the Company’s SEC filings and except as encumbered by the Hall MOM Liability, and subject to the security interest granted by this Agreement, the Company is or will remain for the duration of this Agreement, the owner and holder of all the Collateral, free and clear of any security interest, lien, charge, encumbrance or other adverse claim, and the Company will defend all of the Collateral, as the case may be (whether now owned or hereafter acquired) against all claims and demands of all persons at any time claiming the same or any interest therein, and will take all steps to maintain the security interest of the Secured Party as a valid and fully perfected lien first and senior in priority, in each case subject only to any additional liens granted which shall be expressly subject and subordinated to the lien granted to the Secured Party hereunder.
(c)Place of Business. The Company’s principal place of business is located at 500 North Akard Street, Suite 2850, Dallas, Texas 74201.
(d)Financing Statements; Related Instruments. At the request of the Secured Party, the Company will execute and deliver to the Secured Party one or more financing statements in form and substance satisfactory to the Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by the Secured Party to be necessary or desirable, including any subsequent public offices where filing would be deemed necessary as a result of a change in the Company’s state of organization or incorporation, as the case may be. The Company promises to pay to the Secured Party all fees and expenses incurred in filing financing statements and any continuation statements or amendments thereto, not inclusive of fees of counsel to the Secured Party. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.
(e)Other Liens. The Company will not, without the prior written consent of the Secured Party, create or permit to exist any security interest, lien, charge, encumbrance or other adverse claim on any of the Collateral, other than the security interest in favor of the Secured Party created by this Agreement.
(f)Compliance with Laws. The Company agrees to comply in all material respects with all statutes, laws, ordinances, rules and regulations applicable to them and to the conduct of its business.
(g)Inspection of Books and Records. The Company will permit the Secured Party upon reasonable prior notice to examine its books and records during business hours and shall furnish to the Secured Party such financial statements and other financial data as the Secured Party may reasonably request from time to time, subject to any restrictions imposed by law, including applicable securities laws.
(h)Intellectual Property. If and when the Company shall obtain rights to any Intellectual Property, such Intellectual Property shall become Collateral under this Agreement. In connection with any such Intellectual Property, the Company shall, at the Company’s expense, promptly perform all acts and execute all documents requested at any time by the Secured Party to evidence, perfect, maintain, record or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this Agreement. The Company shall not abandon any of the Intellectual Property and the Company will not do any act, nor omit to do any act, whereby any of the Intellectual Property may become abandoned, canceled, invalidated, unenforceable, avoided or avoidable. The Company shall render any assistance, as the Secured Party shall determine is necessary, to the Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States of America, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Intellectual Property as the Company’s exclusive property and to protect the Secured Party’s interest therein, including, without limitation, filing of renewals, maintenance fees, annuities, affidavits of use, affidavits of incontestability or opposition, interference, cancellation proceedings and other proceedings.

Exhibit 99.2

Section 5.Events of Default.
The Company shall be in default under this Agreement upon the occurrence of any Event of Default as defined in the Note. Furthermore, any default under the terms, conditions, covenants, representations and warranties contained herein shall also be deemed to be an “Event of Default.”
Section 6.Rights and Remedies Upon Default.

(a)General. Upon the occurrence and during the continuation of any Event of Default, a Secured Party may accelerate all the obligations and shall have, in addition to all other rights and remedies provided herein or by applicable law, all of the rights and remedies of a secured party under the Code relating to Collateral, including, but not limited to, the right to take possession of the Collateral, and the right, without further notice to the Company, to take the Collateral, in satisfaction in full of obligations owing under the Notes, and for those purposes a Secured Party may, and the Company hereby authorizes the Secured Party to, enter upon any premises on which Collateral may be located or situated and remove the same therefrom and assign, sell or otherwise dispose of the Collateral, on such premises without any liability for rent, storage, utilities or other sums, and upon request the Company shall, to the extent practicable, assemble and make the Collateral available to the Secured Party at a place to be designated by the Secured Party, which is reasonably convenient to the Company and the Secured Party. The Company agrees that, to the extent notice of sale shall be required, at least ten days notice to the Company of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made shall constitute reasonable notification of such sale or disposition. The Secured Party shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder, to manage, protect and preserve the Collateral, as the case may be, or continue the operation of the business of the Company, and the Secured Party shall be entitled to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the obligations until a sale or other disposition of such Collateral shall be finally made and consummated.
(b)Granting of Licenses. Upon the occurrence and during the continuation of any Event of Default, the Secured Party may grant license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.
(c)Collateral Realization. In the event of any disposition or collection of or any other realization upon all or any part of the Collateral, the Secured Party shall apply the proceeds of such disposition, collection or other realization as follows:
i)First, to the payment of the reasonable costs and expenses of the Secured Party in exercising or enforcing its rights hereunder, including, but not limited to, costs and expenses incurred in retaking, holding or preparing the Collateral for sale, lease or other disposition, and in collecting or attempting to collect any of the Collateral, and to the payment of all amounts payable to the Secured Party pursuant to this Section 6; and
ii)Second, after payment in full of all of the obligations to the Secured Party, the surplus, if any, shall be paid to the Company and the balance of the Collateral shall be immediately returned to the Company.
Section 7.Further Assurances. The Company will execute and deliver to the Secured Party, at the request of the Secured Party, at any time and from time to time, such financing statements and other instruments and do such other acts and things as the Secured Party may reasonably deem necessary or desirable in order to establish, perfect and maintain a valid second and junior priority security interest in the Collateral in favor of the Secured Party (free and clear of all other security interests, liens, charges, encumbrances and other claims, whether voluntarily or involuntarily created) or in order to facilitate the collection of the Collateral.
Section 8.Waiver; Release.
(a)No Waiver. No omission or delay by the Secured Party in exercising any right or power under this Agreement or any other document will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of the Secured Party’s rights hereunder will be valid unless in writing and signed by the Secured Party, and then only to the extent specified.
(b)Release. The Company releases the Secured Party and its agents, officers, employees, attorneys, administrators and executors, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by willful misconduct or gross negligence.
Section 9.Miscellaneous.
(a)Notices. Unless otherwise provided, any notices, requests, demands and other communications required or permitted to be given hereunder shall be given in writing and shall be deemed to have been duly given when delivered by hand, five (5) days following the date of deposit in the United States mail, by registered or certified mail, postage prepaid, return receipt

Exhibit 99.2

requested or on the delivery date shown on a written verification of delivery provided by a reputable private delivery service, if addressed to: (i) the Secured Party, at the address of the Secured Party set forth in the Company’s records, or (ii) if to the Company, at the Company’s principal place of business in accordance with Section 4 hereof or at such other address as the Company shall have furnished to the Secured Party in writing in accordance with this Section.
(b)Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS, SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREIN, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT HEREOF, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPLICABLE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION SHALL BE HEARD AND DETERMINED IN SAID COURTS. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE.
(c)Waiver of Jury Trial. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENTS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES WARRANT AND REPRESENT THAT THEY EACH HAVE HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES ITS JURY TRIAL RIGHTS.
(d)Benefits Exclusive. Except as herein otherwise expressly provided, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person, firm or corporation, other than the Company and the Secured Party, any right, remedy or claim, legal or equitable, under or by reason of this Agreement or any provision hereof, this Agreement and all its provisions being intended to be and being for the sole and exclusive benefit of the Company and the Secured Party.
(e)Modification. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
(f)Signatories. Each individual signatory hereto represents and warrants that he/she/it is duly authorized to execute this Agreement on behalf of his/her/its principal and that he/she/it executes the Agreement in such capacity and not as a party.
(g)Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and all persons claiming under or through the Company or any such successors or assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors, representatives, trustees, administrators, executors, heirs and assigns.
(h)Interpretation. Unless the context clearly requires otherwise, words of masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement and all the terms and provisions hereof (a) have been negotiated between the Company and the Secured Party; (b) shall not be construed strictly in favor of or against either party hereto; and (c) shall be construed to effectuate the purpose set forth herein and to sustain the validity hereof.
(i)Severability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.
(j)Titles and Headings. The titles and headings of the Sections of this Agreement, which have been inserted for convenience of reference only and are not to be considered a part hereof, shall not in any way modify or restrict any of the terms and provisions hereof, and shall not be considered or given any effect in construing this Agreement or any provision hereof or in ascertaining intent, if any question of intent should arise.
(k)Counterparts; Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic (including PDF) signature and delivered by facsimile or electronic (including PDF) transmission.

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Exhibit 99.2

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the Effective Date.

COMPANY:

MoneyOnMobile, Inc.

By:    /s/ Harold H. Montgomery
Name:    Harold H. Montgomery
Title:    Chief Executive Officer

SECURED PARTY

/s/ Laird Cagan
Laird Cagan